CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT #2
TO
MASTER SERVICES AGREEMENT

This Amendment #2 to Master Services Agreement (“Amendment No. 2”) effective as of April 1, 2013 (“Amendment Effective Date”) is between Synacor, Inc. (“Synacor”) and Verizon Corporate Services Group Inc., acting on behalf of itself and its Affiliates, including Verizon Online LLC (“Verizon” or “Client”) under which the Parties hereto mutually agree to modify and amend the Master Services Agreement, as amended, dated as of July 25, 2011 (including Supplements and, together with the Master Agreement, the “Agreement”). Any capitalized terms used herein, which are defined in the Agreement and not otherwise defined herein, shall have the meanings ascribed to them in the Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Parties agree as follows:

1.	Definitions. Section 2 of Schedule Q to the Agreement is hereby amended by adding the following definition:

“Programmer Network” means a group of two or more Channels that are owned or operated by the same Programmer.

2.	Channel Integration Fees. Section 11 of Schedule Q to the Agreement is hereby replaced in its entirety with the following:

Channel Integration Fees. [*]

(a)	[*]

(b)	[*]

3.	Maintenance Fees; Right of Termination. Section 13 of Schedule Q to the Master Services Agreement is hereby replaced with the following:

Maintenance Fees; Right of Termination. [*]

4.	Payment. The Channel Integration Fees and Maintenance Fees described in this Amendment No. 2 shall be payable [*].

5.
Counterparts. This Amendment No. 2 may be executed in two (2) or more counterparts, each of which will be considered an original, but all of which together will constitute one and the same instrument. The exchange of a fully-executed Amendment No. 2 (in counterparts or otherwise) by fax or other electronic means shall be sufficient to bind the Parties to the terms and conditions of this Amendment No.2.

6.
Entire Agreement. This Amendment No. 2 represents the complete and exclusive statement of the mutual understanding of the Parties and supersedes all previous written and oral agreements and communications relating to any of the subject matter of this Amendment. Except as explicitly modified, all terms, conditions and provisions of the Agreement shall continue in full force and effect.

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 2 as of the Amendment Effective Date.

SYNACOR, INC.	VERIZON CORPORATE SERVICES GROUP INC.

By: _________________________             By: __________________________
Name: _______________________             Name: _______________________
Title: ________________________             Title: ________________________

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